Exhibit 99.2

EQT CORPORATION ANNOUNCES EXCHANGE OFFERS AND CONSENT SOLICITATIONS FOR

EQM MIDSTREAM PARTNERS, LP NOTES

PITTSBURGH, February 24, 2025 -- EQT Corporation (NYSE: EQT) (“EQT” and, collectively with its consolidated subsidiaries, the “Company”) today announced that it has commenced offers to Eligible Holders (as defined below) to exchange (each, an “Exchange Offer” and collectively, the “Exchange Offers”) any and all outstanding notes (the “Existing EQM Notes”) issued by EQM Midstream Partners, LP (“EQM”), an indirect wholly owned subsidiary of EQT, for up to $4,541,839,000 aggregate principal amount of new notes issued by EQT (the “New Notes”) and cash, as set forth in the table below.

The following table sets forth the Exchange Consideration and Total Exchange Consideration for each series of Existing EQM Notes:

Title of Notes	CUSIP Number	Principal Amount Outstanding	Exchange Consideration(1)	Total Exchange Consideration(2)
7.500% Senior Notes due 2027	26885BAM2 / U26886AE8	$500,000,000	$950 principal amount of new EQT 7.500% Senior Notes due 2027 and $1.00 (in cash)	$1,000 principal amount of new EQT 7.500% Senior Notes due 2027 and $1.00 (in cash)
6.500% Senior Notes due 2027	26885BAH3 / U26886AB4	$900,000,000	$950 principal amount of new EQT 6.500% Senior Notes due 2027 $1.00 (in cash)	$1,000 principal amount of new EQT 6.500% Senior Notes due 2027 and $1.00 (in cash)
5.500% Senior Notes due 2028	26885BAC4	$118,683,000	$950 principal amount of new EQT 5.500% Senior Notes due 2028 and $1.00 (in cash)	$1,000 principal amount of new EQT 5.500% Senior Notes due 2028 and $1.00 (in cash)
4.50% Senior Notes due 2029	26885BAK6 / U26886AC2	$742,923,000	$950 principal amount of new EQT 4.50% Senior Notes due 2029 and $1.00 (in cash)	$1,000 principal amount of new EQT 4.50% Senior Notes due 2029 and $1.00 (in cash)
6.375% Senior Notes due 2029	26885BAP5 / U26886AG3	$600,000,000	$950 principal amount of new EQT 6.375% Senior Notes due 2029 and $1.00 (in cash)	$1,000 principal amount of new EQT 6.375% Senior Notes due 2029 and $1.00 (in cash)
7.500% Senior Notes due 2030	26885BAN0 / U26886AF5	$500,000,000	$950 principal amount of new EQT 7.500% Senior Notes due 2030 and $1.00 (in cash)	$1,000 principal amount of new EQT 7.500% Senior Notes due 2030 and $1.00 (in cash)
4.75% Senior Notes due 2031	26885BAL4 / U26886AD0	$1,100,000,000	$950 principal amount of new EQT 4.75% Senior Notes due 2031 and $1.00 (in cash)	$1,000 principal amount of new EQT 4.75% Senior Notes due 2031 and $1.00 (in cash)
6.500% Senior Notes due 2048	26885BAE0	$80,233,000	$950 principal amount of new EQT 6.500% Senior Notes due 2048 and $1.00 (in cash)	$1,000 principal amount of new EQT 6.500% Senior Notes due 2048 and $1.00 (in cash)

(1)    For each $1,000 principal amount of Existing EQM Notes validly tendered after the Early Tender Date (as defined below) but at or before the Expiration Date (as defined below) and accepted for exchange.

(2)    For each $1,000 principal amount of Existing EQM Notes validly tendered at or before the Early Tender Date and accepted for exchange.

In conjunction with the Exchange Offers, EQM is soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) from Eligible Holders to adopt certain proposed amendments (the “Proposed Amendments”) to each of the indentures governing the Existing EQM Notes (the “Existing EQM Indentures”), which, if adopted, would eliminate substantially all of the restrictive covenants, certain events of default and certain other provisions currently contained in the Existing EQM Indentures. Such consents being solicited are each a “Consent” and collectively the “Consents.”

An Eligible Holder may not tender their Existing EQM Notes in an Exchange Offer without delivering their Consents and may not deliver their Consents without tendering their Existing EQM Notes. Each Eligible Holder who validly tenders their Existing EQM Notes pursuant to an Exchange Offer will be deemed to have validly delivered their Consent in the corresponding Consent Solicitation with respect to the principal amount of such tendered Existing EQM Notes.

The Exchange Offers and Consent Solicitations are being made upon and are subject to the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement, dated February 24, 2025 (as it may be amended or supplemented from time to time, the “Offering Memorandum and Consent Solicitation Statement”). Each Exchange Offer and Consent Solicitation is conditioned upon the completion of the other Exchange Offers and Consent Solicitations, although EQT may waive such condition at any time with respect to any Exchange Offer. Any waiver of a condition by EQT with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation. EQT may complete an Exchange Offer even if valid Consents sufficient to effect the Proposed Amendments to the Existing EQM Indenture governing the applicable series of Existing EQM Notes are not received.

The Exchange Offers and the Consent Solicitations will expire at 5:00 p.m., New York City time, on March 24, 2025, unless extended (such date and time, as the same may be extended, the “Expiration Date”) or earlier terminated by EQT.

Eligible Holders who validly tender their Existing EQM Notes on or prior to 5:00 p.m., New York City time, on March 7, 2025, unless extended by EQT (such date and time, as the same may be extended, the “Early Tender Date”), will be eligible to receive, on the settlement date, the applicable Total Exchange Consideration set forth in the table above for all such Existing EQM Notes that are accepted for exchange. Eligible Holders who validly tender their Existing EQM Notes after the Early Tender Date but on or prior to the Expiration Date will be eligible to receive, on the settlement date, the applicable Exchange Consideration set forth in the table above for all such Existing EQM Notes that are accepted for exchange. The settlement date will be a date that is promptly following the Expiration Date and is currently expected to be March 26, 2025, the second business day following the Expiration Date. In this news release, all Existing EQM Notes that are validly tendered and not validly withdrawn are referred to as having been “validly tendered” and all Consents that are validly delivered and not validly revoked are referred to as having been “validly delivered.”

The maturity date, interest rate and interest payment dates of each New Note issued pursuant to the Exchange Offers will be identical to, and the optional redemption provisions with respect to the subject New Note will be substantially the same as those applicable to, the corresponding Existing EQM Note for which such New Note was exchanged. No accrued and unpaid interest will be payable upon acceptance of any Existing EQM Notes in the Exchange Offers and Consent Solicitations (other than accrued and unpaid interest payable with respect to any fractional portion of New Notes not delivered in consideration of minimum denomination requirements). However, the first interest payment on the New Notes will include the accrued and unpaid interest from the applicable Existing EQM Notes tendered in exchange therefor so that a tendering Eligible Holder will receive the same interest payment they would have received had their Existing EQM Notes not been tendered in the Exchange Offers and Consent Solicitations.

Substantially concurrently with the commencement of the Exchange Offers and Consent Solicitations, (i) EQM commenced a tender offer (the “Concurrent EQM Tender Offer”) to purchase for cash any and all of EQM’s outstanding 6.500% Senior Notes due 2027 (the “Existing EQM 6.500% 2027 Notes”) and (ii) EQT commenced a tender offer (the “EQT Tender Offer”) to purchase for cash up to a certain amount of EQT’s outstanding 3.900% Senior Notes due 2027. Holders of the Existing EQM 6.500% 2027 Notes who validly tender their Existing EQM 6.500% 2027 Notes pursuant to the Concurrent EQM Tender Offer will also be deemed to have consented to the Proposed Amendments under the applicable Consent Solicitation described in this news release, and with respect to the Existing EQM 6.500% 2027 Notes, the applicable consent threshold for the Proposed Amendments may be satisfied by tenders pursuant to the applicable Exchange Offer, the Concurrent EQM Tender Offer or both combined. An Eligible Holder of Existing EQM 6.500% 2027 Notes will only be able to tender specific Existing EQM 6.500% 2027 Notes pursuant to either the Concurrent EQM Tender Offer or the applicable Exchange Offer, as the same Existing EQM 6.500% 2027 Notes cannot be tendered into more than one tender or exchange offer at the same time.

At any time at or before the Expiration Date, if EQM receives valid consents from holders of Existing EQM Notes sufficient to effect the Proposed Amendments with respect to the Existing EQM Notes of a subject series, EQM intends to promptly execute and deliver a supplemental indenture containing the Proposed Amendments to the relevant Existing EQM Indenture, which will immediately become effective upon execution but will only become operative upon the exchange or purchase, as applicable, of all Existing EQM Notes of the subject series validly tendered pursuant to the applicable Exchange Offer or, in the case of the Existing EQM 6.500% 2027 Notes, the Concurrent EQM Tender Offer. As a result, if and once the supplemental indenture effecting the Proposed Amendments with respect to the subject series of Existing EQM Notes is executed, any subsequent withdrawal of a tender of Existing EQM Notes of such series will not revoke the Consent previously delivered by operation of such tender. If the Proposed Amendments become operative with respect to a series of Existing EQM Notes, the Proposed Amendments will be binding on all holders of such series of Existing EQM Notes who did not validly tender their Existing EQM Notes in an Exchange Offer or, in the case of the Existing EQM 6.500% 2027 Notes, the Concurrent EQM Tender Offer.

EQT, in its sole discretion, may modify or terminate any Exchange Offer and may extend the Early Tender Date, the Expiration Date and/or the settlement date with respect to any Exchange Offer, subject to applicable law. Any such modification, termination or extension by EQT with respect to an Exchange Offer will automatically modify, terminate or extend the corresponding Consent Solicitation, as applicable.

The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the Offering Memorandum and Consent Solicitation Statement and other related materials will only be made available, to holders of Existing EQM Notes who complete and return an eligibility form confirming, among other things, that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and outside the United States under Regulation S for purposes of applicable securities laws (such a holder, an “Eligible Holder”). The eligibility form is available electronically at: https://gbsc-usa.com/eligibility/eqm.

TD Securities (USA) LLC and J.P. Morgan Securities LLC are severally serving as the Lead Dealer Managers for the Exchange Offers and as the Lead Solicitation Agents for the Consent Solicitations. They are also serving as the Lead Dealer Managers and Lead Solicitation Agents for the Concurrent EQM Tender Offer and the EQT Tender Offer. Any persons with questions regarding the Exchange Offers or the Consent Solicitations should contact (i) TD Securities (USA) LLC by calling (866) 584-2096 (toll-free) or (212) 827-2842 (collect) or emailing LM@tdsecurities.com or (ii) J.P. Morgan Securities LLC by calling (866) 834-4666 (toll-free) or (212) 834-4818 (collect).

The Information Agent and Exchange Agent for the Exchange Offers and the Consent Solicitations is Global Bondholder Services Corporation. Copies of the Offering Memorandum and Consent Solicitation Statement and materials related to the Exchange Offers or Consent Solicitations may be obtained from Global Bondholder Services Corporation by calling (212) 430-3774 (banks and brokers, collect) or (855) 654-2015 (all others, toll-free) or by emailing contact@gbsc-usa.com.

This news release is for informational purposes only. The Exchange Offers and the Consent Solicitations are being made only pursuant to the Offering Memorandum and Consent Solicitation Statement, and the information in this news release is qualified by reference to the Offering Memorandum and Consent Solicitation Statement. Further, this news release does not constitute an offer to sell or the solicitation of an offer to buy the Existing EQM Notes, the New Notes or any other securities. No recommendation is made as to whether holders should tender any Existing EQM Notes in response to the Exchange Offers or the Concurrent EQM Tender Offer (and deliver Consents in response to the Consent Solicitations). Holders of Existing EQM Notes must make their own decision as to whether to participate in the Exchange Offers and the Consent Solicitations and, if so, the principal amount of Existing EQM Notes to tender.

The New Notes offered in the Exchange Offers have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Investor Contact

Cameron Horwitz

Managing Director, Investor Relations & Strategy

412.445.8454

Cameron.Horwitz@eqt.com

About EQT Corporation

EQT Corporation is a premier, vertically integrated American natural gas company with production and midstream operations focused in the Appalachian Basin. We are dedicated to responsibly developing our world-class asset base and being the operator of choice for our stakeholders. By leveraging a culture that prioritizes operational efficiency, technology and sustainability, we seek to continuously improve the way we produce environmentally responsible, reliable and low-cost energy. We have a longstanding commitment to the safety of our employees, contractors, and communities, and to the reduction of our overall environmental footprint. Our values are evident in the way we operate and in how we interact each day – trust, teamwork, heart, and evolution are at the center of all we do.

Cautionary Statements

This news release contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include statements regarding EQT’s and EQM’s plans and expected timing with respect to the Exchange Offers, the Consent Solicitations, the Concurrent EQM Tender Offer and the EQT Tender Offer.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently known by it. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond its control. These risks and uncertainties include, but are not limited to, volatility of commodity prices; the costs and results of drilling and operations; uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future; the assumptions underlying production forecasts; the quality of technical data; the Company’s ability to appropriately allocate capital and other resources among its strategic opportunities; access to and cost of capital; the Company’s hedging and other financial contracts; inherent hazards and risks normally incidental to drilling for, producing, transporting, storing and processing natural gas, natural gas liquids and oil; operational risks and hazards incidental to the gathering, transmission and storage of natural gas as well as unforeseen interruptions; cyber security risks and acts of sabotage; availability and cost of drilling rigs, completion services, equipment, supplies, personnel, oilfield services and pipe, sand and water required to execute the Company’s exploration and development plans, including as a result of inflationary pressures or tariffs; risks associated with operating primarily in the Appalachian Basin; the ability to obtain environmental and other permits and the timing thereof; construction, business, economic, competitive, regulatory, judicial, environmental, political and legal uncertainties related to the development and construction by the Company or its joint ventures of pipeline and storage facilities and transmission assets and the optimization of such assets; the Company’s ability to renew or replace expiring gathering, transmission or storage contracts at favorable rates, on a long-term basis or at all; risks relating to the Company’s joint venture arrangements; government regulation or action, including regulations pertaining to methane and other greenhouse gas emissions; negative public perception of the fossil fuels industry; increased consumer demand for alternatives to natural gas; environmental and weather risks, including the possible impacts of climate change; and disruptions to the Company’s business due to recently completed divestitures, acquisitions and other significant strategic transactions. These and other risks and uncertainties are described under the “Risk Factors” section and elsewhere in EQT’s Annual Report on Form 10-K for the year ended December 31, 2024 and in other documents EQT subsequently files from time to time with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it.

Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, the Company does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.